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EXHIBIT 99.1

                                                           [HANOVER DIRECT LOGO]

FOR IMMEDIATE RELEASE

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
CONTACT:  Hanover Direct, Inc                            The MWW Group
          Edward M. Lambert                              Rich Tauberman
          E.V.P & Chief Financial Officer                Tel: (201) 507-9500
          Tel: (201) 272-3325
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              HANOVER DIRECT REPORTS NET INCOME OF $0.2 MILLION,
A $2.0 MILLION IMPROVEMENT OVER PRIOR YEAR. INTERNET DEMAND INCREASES BY 32.5%.

         EDGEWATER, NJ, May 12, 2003 - Hanover Direct, Inc. today reported net income of $0.2 million for the 13- weeks ended March 29, 2003 compared with a net loss of $1.8 million for the comparable period in the year 2002. Compared with the same fiscal period in the year 2002, the $2.0 million increase in net income was primarily due to the recording of a $1.9 million deferred gain during the 13- weeks ended March 29, 2003 related to the June 29, 2001 sale of the Company's Improvements business. Net loss per common share was $.02 and $.03 for the 13- weeks ended March 29, 2003 and March 30, 2002, respectively. The per share amounts were calculated after deducting preferred dividends and accretion of $3.6 million and $2.9 million for the 13- weeks ended March 29, 2003 and March 30, 2002, respectively. The Company also announced that EBITDA (earnings before interest, taxes, depreciation and amortization) adjusted to add back stock option expense was $3.0 million for the 13- weeks ended March 29, 2003 compared with $1.4 million for the comparable fiscal period in 2002.

The Company also reported net revenues decreased $7.0 million (6.4%) for the 13-week period ended March 29, 2003 to $102.5 million from $109.5 million for the comparable fiscal period in the year 2002. The decrease is due principally to softness in demand and a 2.1% reduction in overall circulation for continuing businesses from the comparable fiscal period in 2002. This reduction resulted from the Company's continued efforts to reduce unprofitable circulation and remain focused on its strategy of increasing profitable circulation. Internet sales continue to increase, and comprise 26.5% of combined Internet and catalog revenues for the 13- weeks ended March 29, 2003, and have improved by $6.3 million or 32.5% to $25.5 million from $19.2 million for the comparable fiscal period in the year 2002.

A conference call with the management of Hanover Direct, Inc. to review the Fiscal 2003
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first quarter operating results will be held on Tuesday, May 13, 2003 at 11 a.m.
Eastern Daylight Time. If you would like to participate in the call, please call 877-691-0878 (Domestic) and 973-582-2741 (International) between 10:50 a.m. and 10:55 a.m. Eastern Daylight Time. The call will begin promptly at 11:00 a.m. Eastern Daylight Time. A re-play of the conference will be available from 2:00 p.m. Eastern Daylight Time on Tuesday, May 13, 2003 until 2:00 p.m. Eastern Daylight Time on Wednesday, May 14, 2003 and can be accessed by calling 877-519-4471 (Domestic) and 973-341-3080 (International) and entering the Reservation No.: 3921300.

The Hanover Direct, Inc. 2003 Annual Shareholders Meeting has been scheduled for Thursday, May 15, 2003. The meeting will be held at the Sheraton Suites on the Hudson, 500 Harbor Boulevard, Weehawken, New Jersey and will commence at 9:30 a.m. The Sheraton Suites on the Hudson are directly across the street from the Lincoln Harbor stop on the New York Waterway Ferry.

ABOUT HANOVER DIRECT, INC.

Hanover Direct, Inc. (AMEX: HNV) and its business units provide quality, branded merchandise through a portfolio of catalogs and e-commerce platforms to consumers, as well as a comprehensive range of Internet, e-commerce, and fulfillment services to businesses. The Company's catalog and Internet portfolio of home fashions, apparel and gift brands include Domestications, The Company Store, Company Kids, Silhouettes, International Male, Scandia Down, and Gump's By Mail. The Company owns Gump's, a retail store based in San Francisco. Each brand can be accessed on the Internet individually by name. Keystone Internet Services, LLC (www.keystoneinternet.com), the Company's third party fulfillment operation, also provides the logistical, IT and fulfillment needs of the Company's catalogs and web sites. Information on Hanover Direct, including each of its subsidiaries, can be accessed on the Internet at www.hanoverdirect.com.
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                      HANOVER DIRECT, INC. AND SUBSIDIARIES

                      CONDENSED CONSOLIDATED BALANCE SHEETS
                 (IN THOUSANDS OF DOLLARS, EXCEPT SHARE AMOUNTS)

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
                                                                                        MARCH 29,      DECEMBER 28,
                                                                                          2003             2002
                                                                                       ---------       ------------
                                                                                     (UNAUDITED)
                                     ASSETS
CURRENT ASSETS:
      Cash and cash equivalents                                                        $   2,594       $     785
      Accounts receivable, net                                                            13,580          16,945
      Inventories                                                                         53,425          53,131
      Prepaid catalog costs                                                               17,222          13,459
      Other current assets                                                                 4,016           3,967
                                                                                       ---------       ---------
         Total Current Assets                                                             90,837          88,287
                                                                                       ---------       ---------
      Property and equipment                                                              89,150          88,609
      Accumulated depreciation and amortization                                          (60,570)        (59,376)
                                                                                       ---------       ---------
           Property and equipment, net                                                    28,580          29,233
                                                                                       ---------       ---------
Goodwill, net                                                                              9,278           9,278
Deferred tax asset, net                                                                   13,600          12,400
Other assets                                                                                 263             902
                                                                                       ---------       ---------
         Total Assets                                                                  $ 142,558       $ 140,100
                                                                                       =========       =========


                        LIABILITIES AND SHAREHOLDERS' DEFICIENCY

CURRENT LIABILITIES:
     Current portion of long-term debt and capital lease obligations                   $  29,423       $   3,802
     Accounts payable                                                                     44,581          42,873
     Accrued liabilities                                                                  19,964          26,351
     Customer prepayments and credits                                                      6,900           4,722
       Deferred tax liability                                                              2,300           1,100
                                                                                       ---------       ---------
              Total Current Liabilities                                                  103,168          78,848
                                                                                       ---------       ---------
NON-CURRENT LIABILITIES:
     Long-term debt                                                                           25          21,327
     Other                                                                                 5,804           6,387
                                                                                       ---------       ---------
              Total Non-current Liabilities                                                5,829          27,714
                                                                                       ---------       ---------
              Total Liabilities                                                          108,997         106,562
                                                                                       ---------       ---------
SERIES B REDEEMABLE PREFERRED STOCK, authorized, issued and outstanding,
1,622,111 shares at March 29, 2003 and December 28, 2002; liquidation preference
was $98,203 and $92,379 at March 29, 2003 and December 28, 2002                           95,664          92,379
SHAREHOLDERS' DEFICIENCY:
     Common Stock, $.66 2/3 par value, 300,000,000 shares authorized; 140,436,729
     shares issued at March 29, 2003 and December 28, 2002                                93,625          93,625
     Capital in excess of par value                                                      334,053         337,507
     Accumulated deficit                                                                (486,435)       (486,627)
                                                                                       ---------       ---------
                                                                                         (58,757)        (55,495)
                                                                                       ---------       ---------
Less:
     Treasury stock, at cost (2,120,929 shares at March 29, 2003 and
        December 28, 2002)                                                                (2,996)         (2,996)
     Notes receivable from sale of Common Stock                                             (350)           (350)
                                                                                       ---------       ---------
              Total Shareholders' Deficiency                                             (62,103)        (58,841)
                                                                                       ---------       ---------
              Total Liabilities and Shareholders' Deficiency                           $ 142,558       $ 140,100
                                                                                       =========       =========
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                      HANOVER DIRECT, INC. AND SUBSIDIARIES
               CONDENSED CONSOLIDATED STATEMENTS OF INCOME (LOSS)
               (IN THOUSANDS OF DOLLARS, EXCEPT PER SHARE AMOUNTS)
                                   (UNAUDITED)

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
                                                         FOR THE 13- WEEKS ENDED
                                                        -------------------------
                                                         MARCH 29,        MARCH 30,
                                                           2003             2002
                                                        ---------       ---------
NET REVENUES                                            $ 102,474       $ 109,511
                                                        ---------       ---------
OPERATING COSTS AND EXPENSES:
     Cost of sales and operating expenses                  65,539          71,163
     Special charges                                          277             233
     Selling expenses                                      24,453          24,620
     General and administrative expenses                   11,278          12,420
     Depreciation and amortization                          1,183           1,502
                                                        ---------       ---------
                                                          102,730         109,938
                                                        ---------       ---------

LOSS FROM OPERATIONS                                         (256)           (427)
     Gain on sale of Improvements                           1,911              --
                                                        ---------       ---------

INCOME (LOSS) BEFORE INTEREST AND
                                                            1,655            (427)
     Interest expense, net                                  1,448           1,353
                                                        ---------       ---------

INCOME (LOSS) BEFORE INCOME TAXES                             207          (1,780)
     Provision for state income taxes                          15              30
                                                        ---------       ---------

NET INCOME (LOSS) AND COMPREHENSIVE INCOME (LOSS)
                                                              192          (1,810)

     Preferred stock dividends and accretion                3,632           2,904
                                                        ---------       ---------

NET LOSS APPLICABLE TO COMMON
     SHAREHOLDERS                                       $  (3,440)      $  (4,714)
                                                        =========       =========

NET LOSS PER COMMON SHARE:
     Net loss per common share - basic and diluted      $    (.02)      $    (.03)
                                                        =========       =========
     Weighted average common shares outstanding -
     basic (thousands)                                    138,316         138,225
                                                        =========       =========
     Weighted average common shares outstanding -
     diluted (thousands)                                  138,316         138,225
                                                        =========       =========
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                      HANOVER DIRECT, INC. AND SUBSIDIARIES
                               CASH FLOW STATEMENT
                            (IN THOUSANDS OF DOLLARS)
                                   (UNAUDITED)

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
                                                                 FOR THE 13- WEEKS ENDED
                                                                 -----------------------
                                                                 MARCH 29,     MARCH 30,
CASH FLOWS FROM OPERATING ACTIVITIES:                              2003          2002
                                                                 -------       ---------
NET INCOME / (LOSS)                                              $   192       $(1,810)
Depreciation & Amortization, including deferred fees               1,680         1,847
Compensation expense related to stock options                        177           317
Gain on sale of Improvements                                      (1,911)           --
Other, net                                                           193            --

CHANGES IN ASSETS & LIAB:
Accounts Receivable                                                3,186         5,154
Inventories                                                         (294)        3,459
Prepaid Catalog Costs                                             (3,763)       (2,043)
Accounts Payable                                                   1,708        (6,599)
Other Liabilities                                                 (6,970)       (4,551)
Customer prepayments & Credits                                     2,178         1,284
Other, Net                                                           128          (479)
                                                                 -------       -------
NET CASH USED BY OPERATING ACTIVITIES:                            (3,496)       (3,421)
                                                                 -------       -------

CASH FLOWS FROM INVESTING ACTIVITIES:

Acquisitions of property & equipment                                (546)          (88)
Proceeds from sale of Improvements                                 2,000            --
Other, net                                                           (87)           --
                                                                 -------       -------
NET CASH PROVIDED (USED) BY INVESTING ACTIVITIES:                  1,367           (88)
                                                                 -------       -------

CASH FLOWS FROM FINANCING ACTIVITIES:

Net borrowings under Congress facilities                           4,323         3,474
Other, net                                                          (385)          (62)
                                                                 -------       -------
NET CASH PROVIDED BY FINANCING ACTIVITIES:                         3,938         3,412
                                                                 -------       -------
NET INCREASE (DECREASE) IN CASH & CASH EQUIVALENTS                 1,809           (97)

CASH & CASH EQUIVALENTS AT THE BEGINNING OF THE YEAR                 785         1,121
                                                                 -------       -------
CASH & CASH EQUIVALENTS AT THE END OF THE PERIOD                 $ 2,594       $ 1,024
                                                                 =======       =======

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:
Cash paid for:
         Interest                                                $   806       $   831
         Income taxes                                            $   196       $    75

Non-cash investing and financing activities
         Series B Preferred Stock redemption price increase      $ 3,285       $ 2,904

         Tandem share expirations                                $    --       $    55
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                     HANOVER DIRECT, INC. AND SUBSIDIARIES
                           EBITDA COMPARISON SCHEDULE
                           (IN THOUSANDS OF DOLLARS)
                            FOR THE 13- WEEKS ENDED

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
                                                                          MARCH 29,    MARCH 30,
                                                                            2003         2002
                                                                          ---------    ---------
INCOME (LOSS) BEFORE INTEREST & TAXES                                      $1,655      $  (427)
                                                                           ------      -------
Add: Depreciation and amortization                                          1,183        1,502
                                                                           ------      -------
EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION & AMORTIZATION (EBITDA)       2,838        1,075
                                                                           ------      -------
Add:  Compensation expense related to stock options                           177          317
                                                                           ------      -------
EBITDA AS DEFINED FOR DEBT COVENANT                                        $3,015      $ 1,392
                                                                           ------      -------
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